THE NORTH CAROLINA CAPITAL MANAGEMENT TRUST: CASH PORTFOLIO
PERFORMANCE: THE BOTTOM LINE


To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed certain expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED JUNE 30, 1999    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

NCCMT - Cash Portfolio         5.05%        29.45%        67.54%

All Taxable Money Market       4.68%        27.71%        63.37%
Funds Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the all taxable money market funds average, which reflects the performance of taxable money market funds with similar objectives tracked by IBC Financial Data, Inc. The past one year average represents a peer group of 931 money market funds.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JUNE 30, 1999    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

NCCMT - Cash Portfolio         5.05%        5.30%         5.30%

All Taxable Money Market       4.68%        5.01%         5.07%
Funds Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

YIELDS

                          6/29/99  3/30/99  12/29/98  9/29/98  6/30/98



 NCCMT - Cash Portfolio   4.69%    4.63%    4.97%     5.29%    5.33%



All Taxable Money Market  4.35%    4.35%    4.53%     4.93%    5.04%
Funds Average



                          6/30/99  3/31/99  12/30/98  9/30/98  7/1/98



 MMDA                     2.03%    2.10%    2.23%     2.51%    2.51%


Cash Portfolio
All Taxable Money
Market Funds Average
MMDA

6% -
5% -
4% -
3% -
2% -
1% -
0%
Row: 1, Col: 1, Value: 4.69
Row: 1, Col: 2, Value: 4.35
Row: 1, Col: 3, Value: 2.03
Row: 2, Col: 1, Value: 4.63
Row: 2, Col: 2, Value: 4.35
Row: 2, Col: 3, Value: 2.1
Row: 3, Col: 1, Value: 4.970000000000001
Row: 3, Col: 2, Value: 4.53
Row: 3, Col: 3, Value: 2.23
Row: 4, Col: 1, Value: 5.29
Row: 4, Col: 2, Value: 4.930000000000001
Row: 4, Col: 3, Value: 2.51
Row: 5, Col: 1, Value: 5.33
Row: 5, Col: 2, Value: 5.04
Row: 5, Col: 3, Value: 2.51

YIELD refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The table above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the all taxable money market funds average and the average bank money market deposit account (MMDA). Figures for the all taxable money market funds average are from IBC Financial Data, Inc. The MMDA average is supplied by BANK RATE MONITOR.(Trademark)

A MONEY MARKET FUND'S TOTAL RETURNS AND YIELDS
WILL VARY, AND REFLECT PAST RESULTS RATHER THAN
PREDICT FUTURE PERFORMANCE.

(checkmark)COMPARING
PERFORMANCE

There are some important differences between a bank money market deposit account (MMDA) and a money market fund. First, the U.S.
government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market fund will maintain a $1 share price. Second, a money market fund returns to its shareholders income earned by the fund's investments after expenses. This is in contrast to banks, which set their MMDA rates periodically based on current interest rates, competitors' rates, and internal criteria.

The North Carolina Capital Management Trust:  Cash Portfolio
FUND TALK:  THE MANAGER'S OVERVIEW

(photograph of Robert Duby)

Robert Duby, Portfolio Manager of The North Carolina Capital
Management Trust: Cash Portfolio

Q. BOB, WHAT WAS THE INVESTMENT ENVIRONMENT LIKE DURING THE YEAR THAT ENDED JUNE 30, 1999?

A. The past year was very challenging in the market, with wide fluctuations in both money market yields and market sentiment. Consumer and market sentiment were at record-high levels, economic data continued to exhibit robust strength, unemployment fell to record-low levels, but inflation remained virtually non-existent. The Federal Reserve Board lowered and then raised key short-term interest rates, as global economic conditions changed dramatically. The rate banks charge each other for overnight loans - known as the fed funds rate - was initially lowered by 0.75 percentage points during the fall of 1998 following the meltdown in world markets. It was then increased by 0.25 percentage points on June 30 following the release of data showing the continued solid strength of the U.S. economy during the first half of 1999. At the same time the Fed raised rates, it announced that its future bias toward monetary policy would be neutral, meaning that short-term rates could be hiked or cut in the future.

Q. WHAT WAS YOUR STRATEGY WITH THE FUND?

A. My strategy over the past year was quite similar to strategies followed in the past. The portfolio's average maturity was lengthened during the crisis in the fall of 1998, when it was evident that interest rates were being pushed lower. The maturity was then shortened in the spring of 1999, as the economy continued to exhibit strong growth. As U.S. Treasury bills rallied during the fall, government agency notes selling at a discount continued to offer substantial value and were used to lengthen the portfolio's maturity. That proved to be a positive influence on performance, because since that time agency discount notes have become more expensive, offering lower yields. During May and June, the average maturity of the portfolio was allowed to decline as economic data continued to show strength and several comments by Fed members indicated that the next move would be to increase interest rates. At the end of June 1999, the average maturity of the fund was 43 days.

Q. HOW DID THE FUND PERFORM?

A. The fund's seven-day yield on June 30, 1999, was 4.70%, compared to 5.33% 12 months ago. Through June 30, 1999, the fund's 12-month total return was 5.05%, compared to 4.68% for the all taxable money market funds average tracked by IBC Financial Data, Inc.

Q. WHAT IS YOUR OUTLOOK?

A. I believe we'll see at least one more rate hike by the Fed in the next few months, unless growth subsides dramatically or another crisis develops in the world. The market has already begun to price in the possibility of another move in the near future, as economic data remains robust. The other factor in this equation is the Year 2000 issue and how financial market participants will prepare for it. Issuers have already begun to bring securities to market that come to maturity in and beyond late January 2000, to avoid any unforeseen problems over the turn of the year. The fourth quarter of 1999 will present many challenges in the management of the portfolio, as supply likely will be minimal and it will be necessary to manage the fund with an eye toward meeting shareholder flows. The liquidity needs of the shareholders will have to be assessed and decisions made to address those needs early in the period. It is expected that the Fed will maintain an even keel with its policy during the fourth quarter, and it has already announced that it will be ready to provide any additional liquidity should the need arise. A cautious approach will be followed to meet our shareholder needs and necessary steps will be taken so that all funds are fully invested at year-end.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE P-2.

(checkmark)FUND FACTS

GOAL: seeks to obtain high current income consistent with the preservation of capital and liquidity, and to maintain a constant net asset value per share of $1.00

START DATE: September 2, 1982

SIZE: as of June 30, 1999, more than $2.7 billion

MANAGER: Robert Duby, since 1998; joined
Fidelity in 1982

THE NORTH CAROLINA CAPITAL MANAGEMENT TRUST: CASH PORTFOLIO

INVESTMENTS JUNE 30, 1999

Showing Percentage of Total Value of Investment in Securities



COMMERCIAL PAPER (A) - 90.2%

DUE DATE                         ANNUALIZED YIELD AT TIME OF  PRINCIPAL AMOUNT                  VALUE (NOTE 1)
                                 PURCHASE

American Express Credit Corp.

9/2/99                            4.94%                       $ 50,000,000                      $ 49,579,125

Asset Securitization Coop.
Corp.

7/26/99                           4.95                         60,000,000                        59,795,000

8/2/99                            5.08                         15,000,000                        14,932,667

Associates Corp. of North
America

8/12/99                           5.04                         7,000,000                         6,959,167

Associates First Capital BV

7/20/99                           4.91                         12,000,000                        11,969,347

Associates First Capital Corp.

8/9/99                            4.99                         50,000,000                        49,731,875

12/14/99                          5.39                         10,000,000                        9,757,917

Bank One Corp.

8/11/99                           5.00                         50,000,000                        49,721,542

Bear Stearns Companies, Inc.

7/8/99                            4.94                         55,000,000                        54,947,811

9/9/99                            5.11                         8,000,000                         7,921,444

Centric Capital Corp.

7/6/99                            4.94                         10,000,000                        9,993,167

7/7/99                            5.13                         5,000,000                         4,995,733

7/16/99                           5.10                         20,000,000                        19,957,667

7/21/99                           5.07                         10,000,000                        9,971,944

7/26/99                           4.87                         4,500,000                         4,484,969

7/27/99                           4.87                         10,633,000                        10,596,062

7/28/99                           4.88                         4,666,000                         4,649,132

8/12/99                           4.90                         15,000,000                        14,915,300

8/16/99                           4.93                         15,000,000                        14,906,658

1/31/00                           5.60                         35,000,000                        33,872,339

CIESCO L.P.

7/12/99                           4.95                         10,000,000                        9,984,936

7/28/99                           5.13                         30,000,000                        29,885,025

8/12/99                           5.04                         15,000,000                        14,912,500

8/18/99                           5.29                         10,000,000                        9,930,000

8/25/99                           5.10                         75,000,000                        74,421,354



DUE DATE                         ANNUALIZED YIELD AT TIME OF  PRINCIPAL AMOUNT                  VALUE (NOTE 1)
                                 PURCHASE

CIT Group, Inc.

8/12/99                           4.88%                       $ 30,000,000                      $ 29,831,300

8/23/99                           4.89                         30,000,000                        29,787,117

Citibank Credit Card Master
Trust I (Dakota Certificate
Program)

7/14/99                           4.87                         12,000,000                        11,979,113

7/19/99                           4.90                         10,000,000                        9,975,700

8/12/99                           4.89                         10,000,000                        9,943,650

9/13/99                           5.16                         12,000,000                        11,874,200

CXC, Inc.

7/6/99                            4.86                         10,000,000                        9,993,306

7/19/99                           4.95                         25,000,000                        24,938,500

7/20/99                           4.87                         8,900,000                         8,877,359

11/10/99                          5.04                         50,000,000                        49,098,000

Deere (John) Capital Corp.

8/25/99                           4.89                         10,000,000                        9,926,361

Delaware Funding Corp.

7/14/99                           4.95                         12,070,000                        12,048,556

7/14/99                           5.10                         10,121,000                        10,102,434

7/16/99                           4.90                         50,000,000                        49,898,750

7/22/99                           5.05                         15,580,000                        15,534,286

7/26/99                           5.13                         17,000,000                        16,939,674

8/11/99                           4.88                         20,000,000                        19,890,211

9/15/99                           5.17                         15,000,000                        14,838,500

Falcon Asset Securitization

7/8/99                            4.96                         10,000,000                        9,990,394

7/8/99                            5.04                         20,000,000                        19,980,439

7/9/99                            4.94                         20,000,000                        19,978,133

7/13/99                           4.87                         5,055,000                         5,046,878

7/15/99                           4.95                         35,000,000                        34,933,033

7/19/99                           5.06                         11,805,000                        11,775,251

7/29/99                           5.21                         10,000,000                        9,959,711

8/4/99                            5.11                         9,590,000                         9,543,989

8/16/99                           5.19                         10,000,000                        9,934,194

9/15/99                           5.14                         10,000,000                        9,892,967

Fleet Funding Corp.

7/12/99                           5.02                         8,128,000                         8,115,582

7/14/99                           4.95                         16,000,000                        15,971,573

7/15/99                           4.95                         10,304,000                        10,284,285

COMMERCIAL PAPER (A) -
CONTINUED

DUE DATE                         ANNUALIZED YIELD AT TIME OF  PRINCIPAL AMOUNT                  VALUE (NOTE 1)
                                 PURCHASE

Ford Motor Credit Co.

7/14/99                           4.93%                       $ 50,000,000                      $ 49,911,528

7/16/99                           4.86                         65,000,000                        64,869,729

7/19/99                           4.86                         25,000,000                        24,939,875

GE Capital International
Funding, Inc.

8/16/99                           5.10                         20,000,000                        19,870,689

8/24/99                           5.12                         5,000,000                         4,961,975

8/30/99                           5.12                         15,000,000                        14,873,250

8/31/99                           5.12                         30,000,000                        29,742,275

General Electric Capital Corp.

7/26/99                           4.93                         20,000,000                        19,933,056

8/18/99                           4.93                         20,000,000                        19,871,733

8/30/99                           5.00                         35,000,000                        34,711,833

General Electric Co.

7/19/99                           4.89                         45,000,000                        44,892,450

General Motors Acceptance Corp.

7/20/99                           4.86                         40,000,000                        39,898,667

7/26/99                           4.88                         10,000,000                        9,966,597

8/16/99                           4.88                         30,000,000                        29,815,617

8/18/99                           4.88                         20,000,000                        19,871,733

Household Finance Corp.

12/13/99                          5.31                         25,000,000                        24,407,604

International Business
Machines Corp.

7/1/99                            5.80                         50,000,000                        50,000,000

Kitty Hawk Funding Corp.

7/6/99                            4.87                         14,000,000                        13,990,608

7/15/99                           4.91                         8,517,000                         8,500,870

7/15/99                           4.95                         46,742,000                        46,652,567

7/26/99                           4.87                         22,278,000                        22,203,585

8/16/99                           4.97                         11,000,000                        10,931,831

8/16/99                           4.98                         20,000,000                        19,875,800

8/23/99                           5.11                         10,000,000                        9,925,506

9/13/99                           5.16                         10,000,000                        9,895,372

Merrill Lynch & Co., Inc.

7/15/99                           4.87                         6,000,000                         5,988,753

Monsanto Co.

7/8/99                            4.86                         12,990,000                        12,977,825

7/14/99                           5.04                         7,500,000                         7,486,404



DUE DATE                         ANNUALIZED YIELD AT TIME OF  PRINCIPAL AMOUNT                  VALUE (NOTE 1)
                                 PURCHASE

Morgan (JP) & Co., Inc.

7/14/99                           4.87%                       $ 2,973,000                       $ 2,967,825

7/15/99                           4.89                         5,000,000                         4,990,569

7/21/99                           4.86                         75,000,000                        74,800,000

8/4/99                            4.87                         35,000,000                        34,841,003

9/22/99                           5.23                         25,000,000                        24,702,583

National Rural Utility Coop.
Finance Corp.

8/5/99                            4.90                         38,000,000                        37,820,819

8/17/99                           4.91                         20,000,000                        19,873,361

New Center Asset Trust

7/21/99                           4.87                         20,000,000                        19,946,556

7/22/99                           4.87                         50,000,000                        49,859,708

7/28/99                           4.88                         6,000,000                         5,978,310

8/9/99                            4.91                         21,000,000                        20,890,118

8/11/99                           5.01                         15,000,000                        14,915,267

Preferred Receivables Funding
Corp.

7/6/99                            5.04                         9,740,000                         9,733,196

7/12/99                           4.86                         10,000,000                        9,985,272

7/13/99                           4.91                         31,010,000                        30,959,660

7/15/99                           4.91                         30,000,000                        29,943,183

7/15/99                           5.02                         25,000,000                        24,951,389

8/3/99                            5.04                         4,000,000                         3,981,667

8/13/99                           5.09                         10,000,000                        9,939,681

9/1/99                            5.02                         15,000,000                        14,871,867

Salomon Smith Barney
Holdings, Inc.

7/19/99                           4.96                         50,000,000                        49,876,750

7/20/99                           4.95                         10,000,000                        9,974,033

8/3/99                            5.08                         10,000,000                        9,953,708

8/17/99                           4.88                         25,000,000                        24,842,681

Southern Co.

7/21/99                           5.17                         14,000,000                        13,959,944

Three Rivers Funding Corp.

7/15/99                           4.90                         15,624,000                        15,594,471

7/19/99                           5.07                         20,632,000                        20,579,904

7/20/99                           5.07                         20,000,000                        19,946,694

8/17/99                           4.92                         26,348,000                        26,180,822

9/13/99                           5.10                         15,000,000                        14,844,908

COMMERCIAL PAPER (A) -
CONTINUED

DUE DATE                         ANNUALIZED YIELD AT TIME OF  PRINCIPAL AMOUNT                  VALUE (NOTE 1)
                                 PURCHASE

Triple A One Funding Corp.

7/2/99                            4.88%                       $ 11,624,000                      $ 11,622,437

7/7/99                            4.89                         50,000,000                        49,959,500

7/9/99                            4.87                         5,576,000                         5,570,015

7/9/99                            4.88                         8,092,000                         8,083,297

7/9/99                            4.90                         5,725,000                         5,718,804

7/16/99                           5.07                         4,578,000                         4,568,367

8/12/99                           5.11                         8,100,000                         8,052,089

TOTAL COMMERCIAL PAPER                                                                           2,519,924,317

FEDERAL AGENCIES - 9.7%



FANNIE MAE - 4.1%

Discount Notes

8/13/99                           4.85                         13,000,000                        12,925,544

8/17/99                           4.85                         25,000,000                        24,843,660

8/17/99                           4.86                         28,000,000                        27,824,533

11/12/99                          4.87                         50,000,000                        49,115,972

                                                                                                 114,709,709

FREDDIE MAC - 5.6%

Discount Notes

8/13/99                           4.85                         10,000,000                        9,942,786

11/2/99                           4.91                         125,000,000                       122,933,337

11/10/99                          4.88                         25,000,000                        24,563,667

                                                                                                 157,439,790

TOTAL FEDERAL AGENCIES                                                                           272,149,499


REPURCHASE AGREEMENTS - 0.1%

                                                             MATURITY AMOUNT

In a joint trading account                                   $ 2,836,386                         2,836,000
(U.S. Treasury Obligations)
dated 6/30/99 due 7/1/99 At
4.9%

TOTAL INVESTMENT  IN                                                                           $ 2,794,909,816
SECURITIES - 100%

Total Cost for Income Tax Purposes                                                             $ 2,794,909,816


LEGEND
(a) Cash Portfolio only purchases commercial paper with the highest possible ratings from at least one nationally recognized rating service. A substantial portion of Cash Portfolio's investments are in commercial paper of banks, finance companies and companies in the securities industry.

THE NORTH CAROLINA CAPITAL MANAGEMENT TRUST: CASH PORTFOLIO

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                           JUNE 30, 1999

ASSETS

Investment in securities,                $ 2,794,909,816
at value (including
repurchase agreements of
$2,836,000) -  See
accompanying schedule

Cash                                                 779

Receivable for fund shares                       255,706
sold

Interest receivable                                  387

  TOTAL ASSETS                             2,795,166,688

LIABILITIES

Payable for fund shares    $  532,128
redeemed

Distributions payable       1,620,344

Accrued management fee        766,713

Deferred trustees'            422,109
compensation

 TOTAL LIABILITIES                            3,341,294

NET ASSETS                              $ 2,791,825,394

Net Assets consist of:

Paid in capital                         $ 2,791,831,176

Accumulated net realized                        (5,782)
gain (loss) on investments

NET ASSETS, for                         $ 2,791,825,394
2,791,805,212 shares
outstanding

NET ASSET VALUE,                                  $1.00
offering price and
redemption price per  share
($2,791,825,394 (divided by)
2,791,805,212 shares)

STATEMENT OF OPERATIONS
                                  YEAR ENDED JUNE 30, 1999

INTEREST INCOME                              $ 153,993,371

EXPENSES

Management fee            $ 9,315,346

Non-interested trustees'      120,763
compensation

 Total expenses before      9,436,109
reductions

 Expense reductions            (2,631)          9,433,478

NET INTEREST INCOME                           144,559,893

NET REALIZED GAIN                                  48,942
(LOSS) ON INVESTMENTS

NET INCREASE IN NET                         $ 144,608,835
ASSETS RESULTING FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                               YEAR ENDED JUNE 30, 1999  YEAR ENDED JUNE 30, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net interest        $ 144,559,893             $ 131,344,483
income

 Net realized gain (loss)             48,942                     3,799

NET INCREASE                     144,608,835               131,348,282
(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS

Distributions to               (144,559,893)             (131,344,483)
shareholders from net
interest income

Share transactions at net      8,411,139,551             7,892,756,579
asset value of $1.00 per
share Proceeds from sales of
shares

 Reinvestment of                 122,735,206               112,412,218
distributions from net
interest income

 Cost of shares redeemed      (8,222,523,769)           (7,508,671,816)

 NET INCREASE                    311,350,988               496,496,981
(DECREASE) IN NET ASSETS AND
SHARES RESULTING FROM SHARE
TRANSACTIONS

TOTAL INCREASE                   311,399,930               496,500,780
(DECREASE) IN NET ASSETS

NET ASSETS

 Beginning of period           2,480,425,464             1,983,924,684

 End of period               $ 2,791,825,394           $ 2,480,425,464


FINANCIAL HIGHLIGHTS

YEARS ENDED JUNE 30,        1999     1998     1997     1996     1995

SELECTED PER-SHARE DATA

Net asset value, beginning  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000 of period

Income from Investment       .049     .053     .051     .053     .052
Operations Net interest
income

Less Distributions

From net interest income        (.049)   (.053)   (.051)   (.053)   (.052)

Net asset value, end of     $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
period

TOTAL RETURN                  5.05%    5.47%    5.25%    5.43%    5.28%

RATIOS AND SUPPLEMENTAL
DATA

Net assets, end of period   $ 2,792  $ 2,480  $ 1,984  $ 1,740  $ 1,589
(in millions)

Ratio of expenses to         .32%     .34%     .35%     .36%     .39%
average net assets

Ratio of net interest        4.92%    5.34%    5.13%    5.27%    5.22%
income to average net assets

THE NORTH CAROLINA CAPITAL MANAGEMENT TRUST: TERM PORTFOLIO

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED JUNE 30, 1999  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

NCCMT - Term Portfolio       4.94%        30.79%        74.92%

LB 1-Year US Treasury        5.25%        33.69%        79.54%

Short US Government Funds    4.16%        30.95%        79.09%
Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers 1-Year U.S. Treasury Index - a one security index which at the beginning of every month selects the Treasury maturing closest to but not beyond one year from that date. To measure how the fund's performance stacked up against its peers, you can compare it to the short U.S. government funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 71 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JUNE 30, 1999  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

NCCMT - Term Portfolio       4.94%        5.52%         5.75%

LB 1-Year US Treasury        5.25%        5.98%         6.03%

Short US Government Funds    4.16%        5.53%         5.97%
Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 OVER 10 YEARS
             NCCMT-Term Portfolio        LB 1-Year Treasury Index
             00620                       LB068
  1989/06/30      10000.00                    10000.00
  1989/07/31      10104.58                    10111.76
  1989/08/31      10126.04                    10153.20
  1989/09/30      10188.13                    10168.68
  1989/10/31      10294.25                    10296.76
  1989/11/30      10366.55                    10381.32
  1989/12/31      10429.78                    10439.08
  1990/01/31      10471.92                    10480.10
  1990/02/28      10527.95                    10542.88
  1990/03/31      10589.60                    10595.62
  1990/04/30      10637.85                    10649.62
  1990/05/31      10743.55                    10759.28
  1990/06/30      10814.65                    10853.88
  1990/07/31      10921.98                    10957.26
  1990/08/31      10973.72                    11021.72
  1990/09/30      11045.54                    11101.25
  1990/10/31      11142.48                    11196.68
  1990/11/30      11236.57                    11278.31
  1990/12/31      11345.25                    11400.11
  1991/01/31      11431.38                    11488.85
  1991/02/28      11510.42                    11557.91
  1991/03/31      11569.06                    11638.69
  1991/04/30      11658.99                    11719.06
  1991/05/31      11715.07                    11768.45
  1991/06/30      11769.75                    11809.47
  1991/07/31      11838.20                    11889.83
  1991/08/31      11941.66                    11995.73
  1991/09/30      12017.70                    12084.47
  1991/10/31      12094.01                    12172.78
  1991/11/30      12180.52                    12267.80
  1991/12/31      12304.84                    12379.14
  1992/01/31      12335.72                    12407.60
  1992/02/29      12373.18                    12436.06
  1992/03/31      12377.66                    12457.41
  1992/04/30      12469.21                    12524.80
  1992/05/31      12532.87                    12577.96
  1992/06/30      12576.69                    12642.84
  1992/07/31      12614.41                    12734.08
  1992/08/31      12689.72                    12791.01
  1992/09/30      12764.15                    12873.89
  1992/10/31      12676.16                    12847.10
  1992/11/30      12638.10                    12811.10
  1992/12/31      12742.68                    12839.56
  1993/01/31      12873.81                    12903.60
  1993/02/28      12922.34                    12945.04
  1993/03/31      12957.11                    12985.22
  1993/04/30      13002.50                    13029.59
  1993/05/31      13008.25                    13029.59
  1993/06/30      13052.00                    13091.54
  1993/07/31      13089.76                    13126.28
  1993/08/31      13137.64                    13186.14
  1993/09/30      13170.37                    13224.23
  1993/10/31      13205.52                    13255.20
  1993/11/30      13226.43                    13278.22
  1993/12/31      13260.58                    13324.26
  1994/01/31      13308.26                    13379.93
  1994/02/28      13286.34                    13364.03
  1994/03/31      13295.29                    13366.54
  1994/04/30      13289.55                    13355.24
  1994/05/31      13325.54                    13383.70
  1994/06/30      13374.30                    13429.74
  1994/07/31      13437.18                    13515.55
  1994/08/31      13475.63                    13562.43
  1994/09/30      13518.43                    13582.10
  1994/10/31      13563.37                    13637.77
  1994/11/30      13569.37                    13633.59
  1994/12/31      13621.95                    13682.56
  1995/01/31      13745.70                    13817.34
  1995/02/28      13819.76                    13941.23
  1995/03/31      13903.18                    14023.69
  1995/04/30      13982.79                    14126.66
  1995/05/31      14080.57                    14250.97
  1995/06/30      14159.56                    14337.62
  1995/07/31      14211.78                    14407.94
  1995/08/31      14277.39                    14476.58
  1995/09/30      14340.65                    14541.46
  1995/10/31      14420.04                    14623.92
  1995/11/30      14512.17                    14709.72
  1995/12/31      14595.21                    14796.37
  1996/01/31      14675.51                    14891.38
  1996/02/29      14694.86                    14910.64
  1996/03/31      14719.20                    14957.10
  1996/04/30      14771.56                    15012.35
  1996/05/31      14822.95                    15071.78
  1996/06/30      14903.02                    15155.92
  1996/07/31      14958.16                    15213.68
  1996/08/31      15019.47                    15288.18
  1996/09/30      15128.11                    15390.73
  1996/10/31      15224.03                    15506.68
  1996/11/30      15301.49                    15587.88
  1996/12/31      15347.91                    15643.13
  1997/01/31      15412.51                    15718.05
  1997/02/28      15481.81                    15774.56
  1997/03/31      15501.21                    15814.74
  1997/04/30      15600.32                    15911.43
  1997/05/31      15689.83                    16009.79
  1997/06/30      15780.28                    16106.48
  1997/07/31      15875.15                    16221.59
  1997/08/31      15921.77                    16277.26
  1997/09/30      16022.76                    16365.16
  1997/10/31      16100.08                    16455.99
  1997/11/30      16145.19                    16512.91
  1997/12/31      16235.07                    16590.35
  1998/01/31      16329.18                    16699.59
  1998/02/28      16369.36                    16742.29
  1998/03/31      16449.29                    16826.42
  1998/04/30      16516.83                    16903.86
  1998/05/31      16587.26                    16977.52
  1998/06/30      16669.12                    17058.31
  1998/07/31      16736.69                    17140.35
  1998/08/31      16876.67                    17278.05
  1998/09/30      16997.55                    17406.55
  1998/10/31      17093.51                    17498.22
  1998/11/30      17114.45                    17501.57
  1998/12/31      17175.94                    17559.75
  1999/01/31      17238.20                    17629.23
  1999/02/28      17240.73                    17648.91
  1999/03/31      17339.66                    17754.70
  1999/04/30      17397.89                    17820.02
  1999/05/31      17438.76                    17869.07
  1999/06/30      17492.21                    17954.05
IMATRL PRASUN   SHR__CHT 19990630 19990714 135610 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in North Carolina Capital Management Trust: Term Portfolio on June 30, 1989. As the chart shows, by June 30, 1999, the value of the investment would have grown to $17,492 - a 74.92% increase on the initial investment. For comparison, look at how the Lehman Brothers 1-Year U.S. Treasury Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $17,954 - an 79.54% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

TOTAL RETURN COMPONENTS

                    YEARS ENDED JUNE 30,

                    1999                   1998    1997    1996    1995

Dividend returns    6.62%                  7.08%   7.62%   6.16%   5.26%

Capital returns     -1.68%                 -1.45%  -1.73%  -0.91%  0.61%

Total returns       4.94%                  5.63%   5.89%   5.25%   5.87%

TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

DIVIDENDS AND YIELD

PERIODS ENDED JUNE 30, 1999   PAST 1 MONTH  PAST 6 MONTHS  PAST 1 YEAR

Dividends per share           4.87(cents)   31.23(cents)   61.83(cents)

Annualized dividend rate      6.33%         6.69%          6.53%

30-day annualized yield       4.96%         -              -

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $9.36 over the past one month, $9.42 over the past six months and $9.47 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.

The North Carolina Capital Management Trust:  Term Portfolio
FUND TALK:  THE MANAGER'S OVERVIEW

(photograph of Robert Duby)

Robert Duby, Portfolio Manager of The North Carolina Capital
Management Trust: Term Portfolio

Q. HOW DID THE FUND PERFORM, BOB?

A. For the 12 months that ended June 30, 1999, the fund returned 4.94%. That compared to the 4.16% return of the short U.S. government funds average, according to Lipper Inc. The Lehman Brothers 1-Year U.S. Treasury Index returned 5.25% over the same 12-month period.

Q. WHAT WAS THE INVESTMENT ENVIRONMENT LIKE DURING THE YEAR THAT ENDED JUNE 30, 1999?

A. The past year was challenging, with wide fluctuations in both yields and market sentiment. Consumer and market sentiment were at record highs, the economy continued to exhibit robust strength, unemployment fell to a record low, but inflation remained virtually non-existent. The Federal Reserve Board lowered and then raised short-term interest rates, as global economic conditions changed dramatically. The rate banks charge each other for overnight loans - the fed funds rate - was initially lowered by 0.75 percentage points during the fall of 1998 following the meltdown in world markets. It was then increased by 0.25 percentage points on June 30 following the release of data showing continued strength in the U.S. economy during the first half of 1999. At the same time that the Fed raised rates, it announced a neutral bias toward monetary policy, meaning that short-term rates could be hiked or cut in the future. In addition, given the turmoil in the fall and trepidation surrounding Brazil's financial crisis at the beginning of 1999, newly issued short-term Treasury bills - Treasuries with three to six months duration - rallied sharply with each crisis while "off-the-run" coupon securities
- those that are a bit older and thus somewhat less liquid - barely moved. This, compounded with concerns related to the Year 2000 issue, caused the U.S. Treasury bill market to trade at a premium and in a wide range.

Q. WHAT WAS YOUR STRATEGY WITH THE FUND?

A. I structured the duration of the portfolio - its sensitivity to changes in interest rates - in a similar manner to that of its benchmark index, the Lehman Brothers 1-Year U.S. Treasury Index. I used U.S. Treasury coupon securities in the one-year sector to maintain this duration to benefit from the yield advantage they enjoyed relative to Treasury bills. This strategy has been used in the past and it worked well during the past year, even though there were several months when U. S. Treasury bills outperformed similar off-the-run coupon securities. This outperformance was due to the "flight to quality" that occurred during the world economic crisis in the fall of 1998 and the beginning of 1999 in Brazil.

Q. WHAT IS YOUR OUTLOOK?

A. I believe we'll see at least one more rate hike by the Fed in the next few months, unless growth subsides dramatically or another crisis develops in the world. The market has already priced in the possibility of another move, as economic data remains robust. The other factor is the Year 2000 issue and how market participants will prepare for it. Issuers have begun to bring securities to market that mature in and beyond late January 2000, to avoid unforeseen problems over the turn of the year. The fourth quarter of 1999 will present many challenges, as supply likely will be minimal and it will be necessary to manage the fund with an eye toward meeting shareholder flows. The liquidity needs of shareholders will be assessed and decisions made to address those needs early in the period. It is expected that the Fed will maintain an even keel with its policy during the fourth quarter, and it has announced that it will be ready to provide additional liquidity should the need arise. A cautious approach will be followed to meet shareholder needs and necessary steps will be taken so that all funds are fully invested at year-end.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE P-2.

(checkmark)FUND FACTS

GOAL: seeks to obtain a high level of current income consistent with the preservation of capital

START DATE: March 19, 1987

SIZE: as of June 30, 1999, more than $93 million

MANAGER: Robert Duby, since 1998; joined
Fidelity in 1982

THE NORTH CAROLINA CAPITAL MANAGEMENT TRUST: TERM PORTFOLIO

INVESTMENTS JUNE 30, 1999

Showing Percentage of Total Value of Investment in Securities



U.S. GOVERNMENT AND
GOVERNMENT  AGENCY
OBLIGATIONS - 98.4%

                                   PRINCIPAL AMOUNT               VALUE (NOTE 1)

U.S. TREASURY OBLIGATIONS -
98.4%

U.S. Treasury Notes:

6% 8/15/00                         $ 18,140,000                   $ 18,256,277

6.375% 5/15/00                      37,000,000                     37,335,220

7.75% 1/31/00                       34,150,000                     34,668,865

TOTAL U.S. GOVERNMENT AND                                          90,260,362
GOVERNMENT AGENCY OBLIGATIONS
(Cost $91,222,341)


CASH EQUIVALENTS - 1.6%

                                     MATURITY AMOUNT

Investments in repurchase          $ 1,492,203                     1,492,000
agreements (U.S. Treasury
obligations), in a joint
trading account at  4.9%,
dated 6/30/99  due 7/1/99
(Cost $1,492,000)

TOTAL INVESTMENT IN                                              $ 91,752,362
SECURITIES - 100%
(Cost $92,714,341)


INCOME TAX INFORMATION

At June 30, 1999, the aggregate cost of investment securities for income tax purposes was $92,714,341. Net unrealized depreciation aggregated $961,979, all of which was related to depreciated investment securities.

At June 30, 1999, the fund had a capital loss carryforward of approximately $2,941,000, of which $244,000, $450,000 $1,410,000 and
$837,000 will expire on June 30, 2003, 2005, 2006 and 2007,
respectively.

The fund intends to elect to defer to its fiscal year ending June 30, 2000 approximately $626,000 of losses recognized during the period November 1, 1998 to June 30, 1999.

THE NORTH CAROLINA CAPITAL MANAGEMENT TRUST: TERM PORTFOLIO

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                         JUNE 30, 1999

ASSETS

Investment in securities,                 $ 91,752,362
at value (including
repurchase agreements of
$1,492,000) (cost
$92,714,341) - See
accompanying schedule

Cash                                               737

Interest receivable                          1,797,408

TOTAL ASSETS                                93,550,507

LIABILITIES

Distributions payable      $    169,185

Accrued management fee           27,169

Deferred trustees'               16,927
compensation

TOTAL LIABILITIES                             213,281

NET ASSETS                               $ 93,337,226

Net Assets consist of:

Paid in capital                          $ 97,870,698

Distributions in excess                       (4,812)
of net investment income

Accumulated undistributed                 (3,566,681)
net realized gain (loss) on
investments

Net unrealized                              (961,979)
appreciation (depreciation)
on investments

NET ASSETS, for                         $ 93,337,226
9,980,780 shares outstanding

NET ASSET VALUE,                               $9.35
offering price and
redemption price per share
($93,337,226 (divided by)
9,980,780 shares)

STATEMENT OF OPERATIONS
                            YEAR ENDED JUNE 30, 1999

INVESTMENT INCOME                        $ 5,929,347
Interest

EXPENSES

Management fee              $ 299,939

Non-interested trustees'        5,412
compensation

 Total expenses before        305,351
reductions

 Expense reductions              (637)      304,714

NET INVESTMENT INCOME                     5,624,633

REALIZED AND UNREALIZED                   (661,202)
GAIN (LOSS)
Net realized gain (loss)
on investment securities

Change in net unrealized                  (876,705)
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                         (1,537,907)

NET INCREASE                           $ 4,086,726
(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                                YEAR ENDED JUNE 30, 1999  YEAR ENDED JUNE 30, 1998

INCREASE (DECREASE) IN
NET ASSETS

Operations Net investment       $ 5,624,633               $ 4,921,448
income

 Net realized gain (loss)         (661,202)                 (1,180,156)

 Change in net unrealized         (876,705)                 201,545
appreciation (depreciation)

NET INCREASE                      4,086,726                 3,942,837
(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS

Distributions to                 (5,662,895)               (4,929,033)
shareholders from net
investment income

Share transactions Net           19,918,622                8,868,073
proceeds from sales of shares

 Reinvestment of                  3,730,602                3,286,603
distributions

 Cost of shares redeemed         (4,274,004)               (4,357,338)

 NET INCREASE                    19,375,220                7,797,338
(DECREASE) IN NET ASSETS
RESULTING FROM SHARE
TRANSACTIONS

TOTAL INCREASE                   17,799,051                6,811,142
(DECREASE) IN NET ASSETS

NET ASSETS

 Beginning of period             75,538,175                68,727,033

 End of period (including      $ 93,337,226              $ 75,538,175
distributions in excess of
net investment income of
$4,812 and  undistributed
net investment income of
$33,450, respectively)

OTHER INFORMATION
Shares

 Sold                            2,096,305                 926,501

 Issued in reinvestment          394,533                   343,490
of distributions

 Redeemed                       (451,216)                 (454,028)

 Net increase (decrease)         2,039,622                 815,963


FINANCIAL HIGHLIGHTS

YEARS ENDED JUNE 30,              1999     1998     1997     1996     1995

SELECTED PER-SHARE DATA

Net asset value,                 $ 9.510  $ 9.650  $ 9.820  $ 9.910  $ 9.850
beginning of period

Income from Investment             .615 B   .660 B   .729 B   .601     .505
Operations Net investment
income

Net realized and unrealized       (.157)   (.134)   (.170)   (.093)   .059
gain (loss)

Total from investment             .458     .526     .559     .508     .564
operations

Less Distributions

From net investment income        (.618)   (.666)   (.729)   (.598)   (.504)

Net asset value, end of          $ 9.350  $ 9.510  $ 9.650  $ 9.820  $ 9.910
period

TOTAL RETURN A                     4.94%    5.63%    5.89%    5.25%    5.87%

RATIOS AND
SUPPLEMENTAL DATA

Net assets, end of period        $ 93     $ 76     $ 69     $ 64     $ 70
(in millions)

Ratio of expenses to              .35%     .36%     .37%     .38%     .41%
average net assets

Ratio of expenses to              .35%     .35% C   .37%     .38%     .41%
average net assets after
expense reductions

Ratio of net investment           6.51%    6.93%    7.48%    6.06%    5.12%
income to average net assets

Portfolio turnover rate           256%     433%     232%     89%      519%


A THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended June 30, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.

Cash Portfolio and Term Portfolio (the funds) are funds of The North Carolina Capital Management Trust (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the trust are offered exclusively to local government and public authorities of the State of North Carolina. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

SECURITY VALUATION.

CASH PORTFOLIO. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

 TERM PORTFOLIO. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for the fiscal year. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME.

CASH PORTFOLIO. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned.

TERM PORTFOLIO. Interest income, which includes accretion of original issue discount, is accrued as earned.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DEFERRED TRUSTEE COMPENSATION. The non-interested Trustees may elect to defer receipt of all or a portion of their annual fees under the Trustees' Deferred Compensation Plan ("the Plan"). Interest is accrued on amounts deferred under the Plan based on the prevailing 90 day Treasury Bill rate.

DISTRIBUTIONS TO SHAREHOLDERS.

CASH PORTFOLIO. Dividends are declared daily and paid monthly from net interest income.

TERM PORTFOLIO. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for capital loss carryforwards and losses deferred due to excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the funds, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the funds, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. PURCHASES AND SALES OF INVESTMENTS.

TERM PORTFOLIO. Purchases and sales of long-term U.S. government and government obligations, aggregated $217,076,935 and $197,936,992, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As each fund's investment adviser, FMR pays most expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. The management fee paid to FMR by each fund is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees. FMR receives a fee that is based upon a graduated series of rates ranging from .290% to .350% of each fund's average net assets. For the period, the management fees paid to FMR were equivalent to an annual rate of .32% and .35% for the Cash and Term Portfolios, respectively.

SUB-ADVISER FEE. As each funds' investment sub-adviser (effective January 1, 1999 for Term Portfolio), Fidelity Investments Money Management, Inc., a wholly owned subsidiary of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect, and after reducing the fee for any payments by FMR pursuant to each fund's Distribution and Service Plan.

DISTRIBUTION AND SERVICE PLAN. Pursuant to the Distribution and Service Plans (the Plans), and in accordance with Rule 12b-1 of the 1940 Act, FMR pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee that is based on a graduated series of rates ranging from .14% to .15% of each fund's average net assets. For the period, FMR paid FDC $4,309,638 and $129,747 on behalf of the Cash and Term Portfolios, respectively, all of which FDC paid to Sterling Capital Distributors, Inc., a wholly-owned subsidiary of Sterling Capital Management Company.

5. EXPENSE REDUCTIONS.

FMR has entered into arrangements on behalf of each fund with the funds' transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, Cash and Term Portfolios' expenses were reduced by $2,631 and $637, respectively, under these arrangements.

6. BENEFICIAL INTEREST.

At the end of the period, one shareholder was record owner of approximately 15% of the total outstanding shares of the Term
Portfolio.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of The North Carolina Capital Management Trust and the Shareholders of Cash Portfolio and Term Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cash Portfolio and Term Portfolio (funds of The North Carolina Capital Management Trust) at June 30, 1999, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of The North Carolina Capital Management Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
August 10, 1999

TRUSTEES
William L. Byrnes
John David "J.D." Foust *
W. Olin Nisbet III
Helen A. Powers *
Bertram H. Witham *

OFFICERS
William L. Byrnes, PRESIDENT
Robert C. Pozen, SENIOR VICE PRESIDENT
W. Olin Nisbet III, VICE PRESIDENT
J. Calvin Rivers, Jr., VICE PRESIDENT
Fred L. Henning, Jr., VICE PRESIDENT
Boyce I. Greer, VICE PRESIDENT
Robert K. Duby, VICE PRESIDENT
Eric D. Roiter, SECRETARY
Richard A. Silver, TREASURER
Matthew N. Karstetter, DEPUTY TREASURER
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER
Thomas J. Simpson, ASSISTANT TREASURER
David H. Potel, ASSISTANT SECRETARY

DISTRIBUTION AGENT
Sterling Capital Distributors, Inc.
Charlotte, NC

CUSTODIAN
First Union National Bank of North Carolina
Charlotte, NC

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

SUB-ADVISER
Fidelity Investments Money Management, Inc. (FIMM)
Merrimack, NH

TRANSFER AGENT
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

*INDEPENDENT TRUSTEES